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Scudder Strategic Municipal Income Trust

Annual Report

November 30, 2001

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Officers and Trustees

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

	NYSE Symbol	CUSIP Number
Scudder Strategic Municipal Income Trust	KSM	811234-103

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Performance Summary November 30, 2001

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	10.98%	5.95%	6.41%	7.37%
Based on Market Price	21.78%	4.84%	6.30%	7.09%

Net Asset Value and Market Price
	As of 11/30/01	As of 11/30/00
Net Asset Value	$ 11.83	$ 11.37
Market Price	$ 12.01	$ 10.51

Distribution Information
Twelve Months: Income Dividends	$ .75
November Income Dividend	$ .0625
Current Annualized Distribution Rate (based on Net Asset Value)+	6.34%
Current Annualized Distribution Rate (based on Market Price)+	6.24%
Tax Equivalent Distribution Rate (based on Net Asset Value)+	10.41%
Tax Equivalent Distribution Rate (based on Market Price)+	10.25%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's yield and an income tax rate of 39.1%. Distribution rates are historical and will fluctuate.
(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Management Review

Scudder Strategic Municipal Income Trust:
A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Strategic Municipal Income Trust is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and has had overall responsibility for the Trust's day-to-day management and investment strategies since 1998. Mr. Condon has over 25 years of experience in municipal investing and portfolio management.

Portfolio Manager Rebecca L. Wilson joined the Advisor in 1986 and the Trust team in 1998. Ms. Wilson has over 16 years of experience in municipal investing.

In the following interview, Scudder Strategic Municipal Income Trust's management team of Philip G. Condon, lead portfolio manager, and Rebecca L. Wilson, portfolio manager, discuss the Trust's performance and the recent market environment for municipal bonds.

Q: How did Scudder Strategic Municipal Income Trust perform for the year ending November 30, 2001?

A: We are pleased with Scudder Strategic Municipal Income Trust's results. For the year ending November 30, 2001, the Trust's 10.98 percent return on a net asset value basis earned it a #1 ranking in the Lipper high-yield municipal debt funds category (leveraged), which included 12 funds as of November 30, 2001. The Trust's average category peer rose 7.22 percent on a net asset value basis during the period. On a market value basis, the Trust gained 21.78 percent in the period, while its average Lipper peer rose 14.32 percent. The unmanaged Lehman Brothers Municipal Bond Index* returned 8.75 percent. The Trust's focus on solid call protection and intermediate-term issues aided performance during the period. In addition, as interest rates continued to decline, the Trust benefited from the attractive rates afforded to it through its outstanding preferred shares, thus optimizing the return to investors.

* The Lehman Brothers Municipal Bond Index contains approximately 15,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Bonds subject to alternative minimum tax, variable-rate bonds and zero-coupon bonds are excluded from the index. It is not possible to invest in the index.

Further, Scudder Strategic Municipal Income Trust's returns have been consistently strong over the long term. Among its Lipper peer group, for the three-, five- and 10-year periods, the Trust ranks #1 versus the 12, 12 and 11 funds, respectively, in its category. (Please see the performance summary on page 4 for standardized return figures for each time period.)

Q: How did the overall bond market and municipal bond investments, in particular, behave in the year ending November 30, 2001? And will you expand on how the current positioning helped the Trust be successful in this environment?

A: Higher-quality tax-free bonds as well as taxable bonds provided excellent results and outperformed equities in the last year. The Lehman Brothers Municipal Bond Index rose 8.75 percent and the Lehman Brothers Aggregate Bond Index* gained 11.16 percent during the period, while the S&P 500 lost 12.23 percent, and the Nasdaq fell 25.69 percent. This outperformance by bonds was driven, in part, by the Federal Reserve Board's commitment to reducing short-term interest rates in an effort to stimulate the economy. The Fed reduced the federal funds rate to 2.00 percent by November 30, 2001, from 6.50 percent as of November 30, 2000. (That rate was further reduced to 1.75 percent on December 11.) Further economic instability, in part due to the events of September 11, also continued to increase investor demand for fixed-income securities, particularly higher-quality issues.

* The Lehman Brothers Aggregate Bond index is a total return index including fixed-rate debt issues rated investment-grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.

This year, we generally saw the municipal bond yield curve become much steeper, as the difference in yields between longer-term bonds and shorter-term bonds rose. The difference in yield between a one-year AAA-rated municipal bond versus that of a 30-year AAA-rated municipal bond was 118 basis points as of November 30, 2000, but that difference had risen to 313 basis points as of November 30, 2001. (A basis point is the movement of interest rates or yields expressed as hundredths of a percent.) This steepening made intermediate-term securities attractive relative to longer-term issues. The yields on individual 10-year AAA-rated municipal bonds generally declined overall over the past year, however. A 10-year AAA-rated municipal bond is now yielding 4.21 percent, 50 basis points less than the 4.71 percent it was yielding as of November 30, 2000. That has made solid call protection, which we emphasized, important. Bonds with call protection are typically less likely to be bought back early by their issuers when interest rates decline. As rates came down, these bonds kept paying the higher yields we had previously locked in, while prices of the bonds rose.

Q: What is your position on the performance of municipal bonds according to their state of issuance?

A: California bonds continue to feel some stress, as the state's economy - the largest in the nation - is feeling pressure from the U.S. recession. In addition, California bonds are still suffering from the energy issues the state has faced as a result of its attempt at deregulating its power industry. The issuance of about $13 billion of municipal bonds by the California Department of Water Resources, which is designed to help pay back the state coffers drained by the energy problems, has not yet been executed, which has caused increased uncertainty. Bonds issued by states that are heavily driven by tourism, such as Hawaii, New York and Florida, are also being watched closely, though we do not see their being impacted over the long term as a result of this short-term dip in tourism. In contrast, states that have significant military operations, such as Virginia and Wyoming, may see somewhat of a positive impact from increased government spending on military and military installations in their states.

Q: How was Scudder Strategic Municipal Income Trust positioned over the last year and how have you prepared for the road ahead?

A: During much of the period, the Trust was committed to solid credits with call protection, which helped as interest rates continued to decline throughout 2001. The Trust has benefited from its focus on intermediate-term securities as the yield curve has become steeper, moving from an inverted curve in 2000. (When the yield curve is inverted, such as it was in most of 2000, bonds with shorter maturities are yielding more than those with longer maturities, which is the inverse of the norm.)

In recent months, we began to extend into long-term municipal bonds, as we believe the yield curve will likely flatten. In fact, it already began to flatten a bit in November, and we expect that trend to continue into 2002. As a result, we have begun to add more longer-term municipal bonds, while structuring the portfolio to maintain its neutral duration.

The Trust did not add much to our high-yield exposure in recent months, however, because credit spreads were narrow. We do believe spreads on high-yield issues relative to high-grade bonds are now becoming more reasonable. With high-yield spreads beginning to widen, it is more likely that more high-yield issues may be added in the upcoming six months.

Q: What's your outlook for the municipal bond market over the course of the next six months?

A: Our outlook for the municipal bond market remains positive. We believe the yield curve will flatten - meaning that the difference between the yields on short-term bonds and long-term bonds will decrease - in the first half of 2002 as the market prepares for more stable interest rates and as the U.S. economy stabilizes.

Municipal bonds yields vs. Treasury yields November 30, 2001

Source: Zurich Scudder Investments, Inc. and Bloomberg Business News. This chart is not intended to represent the yield of any Scudder fund.

Moreover, we believe municipal bonds remain attractive relative to taxable bonds. Municipal bonds are now selling cheaply relative to U.S. Treasuries of the same maturity. For instance, a 10-year AAA-rated municipal bond yielded 4.21 percent as of November 30, 2001, while 10-year U.S. Treasury bonds yielded 4.73 percent. With a municipal bond's tax-free advantage over a Treasury bond, a municipal bond's yield becomes even more attractive.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary November 30, 2001

Portfolio Composition	11/30/01	11/30/00

Revenue Bonds	78%	45%
General Obligation Bonds	13%	13%
Lease Obligations	1%	-
U.S. Government Secured	8%	42%
	100%	100%

Quality	11/30/01	11/30/00

AAA	32%	34%
AA	7%	7%
A	7%	5%
BBB	18%	19%
BB	3%	3%
Not Rated	33%	32%
	100%	100%

Interest Rate Sensitivity	11/30/01	11/30/00

Average Maturity	13.3 years	15.0 years
Duration	7.9 years	7.9 years

Top Five State Allocations at November 30, 2001 (43% of Portfolio)
1. Texas	16.3%
2. New York	9.0%
3. Illinois	8.2%
4. Maryland	4.9%
5. Colorado	4.8%

Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2001

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 98.4%
Alabama 1.3%
Alabama, Sales & Special Tax Revenue, Public School and College Authority, Series C, 5.625%, 7/1/2013	1,000,000	1,085,990
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	1,500,000	1,523,985
		2,609,975
Arizona 2.8%
Arizona, Project Revenue, Health Facilities Authority, The New Foundation Project, 8.25%, 3/1/2019	2,230,000	2,092,654
Flagstaff, AZ, Industrial Development Revenue, Northern Arizona Senior Living Community Project, 6.3%, 9/1/2038	2,000,000	1,695,680
Pima County, AZ, Industrial Development Revenue, Larson County Project, 9.5%, 8/1/2010	1,675,000	1,689,204
		5,477,538
California 4.2%
Foothill, CA, Transportation/Toll Revenue, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2026	11,500,000	3,227,935
Sacramento County, CA, Sales & Special Tax Revenue, Bradshaw Road Project, 7.2%, 9/2/2015	1,225,000	1,267,079
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	2,000,000	1,995,400
San Diego, CA, Core City GO Lease, 8.0%, 6/1/2002	75,000	76,481
San Joaquin Hills, CA, Transportation Corridor Agency, ETM, Zero Coupon, 1/1/2020	4,300,000	1,685,772
		8,252,667
Colorado 4.8%
Arapahoe County, CO, Highway Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, Zero Coupon, 8/31/2010 (b)	5,000,000	3,142,400
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,049,580
Denver, CO, Airport Revenue:
Series A, 6.0%, 11/15/2012 (c)	2,000,000	2,179,880
Series A, Prerefunded 7.5%, 11/15/2023 (b)	170,000	194,533
Series A, 7.5%, 11/15/2023	830,000	921,956
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, 7.75%, 9/1/2016	1,760,000	1,895,291
		9,383,640
Connecticut 1.5%
Connecticut, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe:
Series B, Zero Coupon, 9/1/2017	2,000,000	748,200
Series B, Zero Coupon, 9/1/2018	1,000,000	346,930
Greenwich, CT, Multi Family Housing Revenue, 6.35%, 9/1/2027	2,000,000	1,902,660
		2,997,790
District of Columbia 0.5%
District of Columbia, Core City GO, Series A, 5.0%, 6/1/2018	1,000,000	996,110
Florida 3.0%
Hiilsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	2,000,000	1,928,220
Nassau County, FL, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	1,915,000	2,018,946
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	1,000,000	967,640
Palm Beach County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, 5.125%, 11/15/2029	1,000,000	914,200
		5,829,006
Hawaii 0.7%
Hawaii, State (GO) Lease, Series CU, 5.75%, 10/1/2011	1,250,000	1,380,550
Illinois 7.4%
Chicago, IL, Central Station Project, Series A, Prerefunded, 8.9%, 1/1/2011 (b)	1,730,000	1,787,695
Chicago, IL, Airport Revenue, O'Hare International Airport, American Airlines Project, 8.2%, 12/1/2024	1,200,000	1,206,804
Chicago, IL, Airport Revenue, O'Hare International Airport, United Airlines, Inc. Project, Series A, 5.35%, 9/1/2016	500,000	258,170
Chicago, IL, Core City GO, Board of Education, Series A, 5.75%, 12/1/2017 (c)	1,380,000	1,486,025
Illinois, Hospital & Healthcare Revenue, 6.75%, 2/15/2016	2,180,000	2,405,979
Illinois, State GO, Prerefunded, 6.0%, 1/1/2013 (b)	3,315,000	3,733,718
St. Charles, IL, Multi Family Housing Revenue, Wessel Court Project, 7.6%, 4/1/2024	1,835,000	1,853,001
University Park, Illinois, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,585,000	1,695,522
		14,426,914
Indiana 2.8%
Indiana, Hospital & Healthcare Revenue, Fayette Memorial Hospital Project, 7.2%, 10/1/2022	2,800,000	2,860,536
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eledercare Community Services, 5.875%, 5/15/2029	3,000,000	2,600,400
		5,460,936
Iowa 1.9%
Iowa, Senior Care Revenue, On with Life Project, 7.25%, 8/1/2015	2,000,000	2,020,140
Lake City, IA, Senior Care Revenue, Opportunity Living Project, 6.45%, 5/1/2011	1,750,000	1,681,960
		3,702,100
Kansas 1.3%
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	500,000	487,665
Overland Park, KS, Industrial Development Revenue, Development Corp., Overland Park, Series A, 7.375%, 1/1/2032	2,000,000	2,065,120
		2,552,785
Kentucky 0.5%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	1,000,000	1,038,750
Louisiana 1.5%
Louisiana, Pollution Control Revenue, International Paper Company Project, Series A, 5.25%, 11/15/2013	3,000,000	2,995,710
Maryland 4.9%
Anne Arundel County, MD, County Revenue Lease, Arundel Mills Project, 7.1%, 7/1/2029	1,500,000	1,604,745
Anne Arundel County, MD, County GO, National Business Park Project, 7.375%, 7/1/2028	1,000,000	1,076,850
Maryland, Higher Education Revenue, Collegiate Housing Foundation: Series A, 5.75%, 6/1/2019	1,000,000	998,360
Series A, 5.75%, 6/1/2031	1,000,000	990,880
Maryland, Hospital & Healthcare Revenue, Health & Higher Education Facilities Authority, State Economic Development Corp., 6.75%, 7/1/2030	1,000,000	1,096,960
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	4,000,000	3,925,400
		9,693,195
Massachusetts 4.2%
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	1,000,000	1,017,640
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	2,000,000	1,944,000
Massachusetts, State GO, Series B, 5.0%, 4/1/2016	3,175,000	3,225,641
Worcester, MA, Senior Care Revenue, Salem Community Corporation, Prerefunded, 9.25%, 12/1/2022 (b)	1,870,000	2,053,671
		8,240,952
Michigan 4.0%
Hillsdale, MI, Hospital & Healthcare Revenue, Hillsdale Community Health Center, 5.25%, 5/15/2026	1,450,000	1,200,267
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,015,720
Michigan, Senior Care Revenue, Holland Home, 5.75%, 11/15/2028	2,000,000	1,724,480
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	1,000,000	1,064,390
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services:
Series A, ETM, 5.6%, 2/15/2013	470,000	491,883
Series A, ETM, 5.75%, 2/15/2023	1,300,000	1,350,414
		7,847,154
Missouri 2.2%
St Louis, MO, County GO, Industrial Development Revenue, St. Louis Convention Center, Series A, 7.2%, 12/15/2028	2,000,000	2,105,780
St Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	1,785,000	2,175,219
		4,280,999
Nebraska 0.3%
Nebraska, Single Family Housing Revenue, Investment Finance Authority, Series A, 6.7%, 9/1/2026	500,000	517,325
Nevada 1.7%
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	2,000,000	1,982,960
Nevada, Single Family Housing Revenue:
Series C, 6.5%, 4/1/2028	850,000	887,952
Series B2, 7.9%, 10/1/2021	520,000	522,356
		3,393,268
New Hampshire 2.3%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	1,000,000	1,055,900
New Hampshire, Higher Education Revenue, Havenwood Heritage Heights:
7.1%, 1/1/2006	166,704	168,668
7.45%, 1/1/2025	2,000,000	2,027,040
New Hampshire, Hospital & Healthcare Revenue, Rivermead at Peterborough Retirement Community, 5.75%, 7/1/2028	1,500,000	1,216,830
		4,468,438
New Jersey 0.7%
New Jersey, Higher Education Revenue, Educational Facilities Authority, Caldwell College, Series A, 7.25%, 7/1/2025	1,075,000	1,130,825
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	200,000	184,192
		1,315,017
New Mexico 1.4%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	2,750,000	2,689,087
New York 9.0%
Monroe County, NY, Airport Revenue, Greater Rochester International Airport, 5.625%, 1/1/2010 (c)	1,740,000	1,881,793
Nassau County, NY, Project Revenue, North Shore Healthcare Systems Project, Series B, 5.875%, 11/1/2011	1,000,000	989,160
New York, Hospital & Healthcare Revenue, 6.0%, 8/1/2016 (c)	2,825,000	3,142,106
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, 5.125%, 4/1/2019 (c)	1,450,000	1,470,315
New York, Higher Education Revenue, Dormitory Authority, State University, 5.125%, 5/15/2021 (c)	1,880,000	1,882,256
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority Systems, Series Y, 6.0%, 1/1/2012	5,000,000	5,647,950
New York, NY, Core City GO, Series C, 7.0%, 2/1/2010	315,000	317,514
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.0%, 11/15/2013	2,000,000	2,258,180
		17,589,274
North Carolina 0.9%
Charlotte, NC, Airport Revenue, Douglas International Airport US Airways Project, 7.75%, 2/1/2028	1,000,000	467,100
North Carolina, Electric Revenue, Municipal Power Agency, Series B, 6.375%, 1/1/2013	1,300,000	1,401,166
		1,868,266
North Dakota 0.5%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	1,000,000	1,068,850
Ohio 0.5%
Lorain County, OH, Hospital & Healthcare Revenue, Catholic Health Care Partners, Series A, 5.25%, 10/1/2033	1,000,000	975,010
Oklahoma 0.7%
Woodward, OK, Hospital & Healthcare Revenue, Municipal Authority Hospital, 8.5%, 11/1/2014	1,335,000	1,416,395
Pennsylvania 3.0%
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	2,000,000	1,983,820
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Philadelphia College of Textiles and Sciences, 6.7%, 4/1/2014	2,000,000	2,131,920
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	750,000	775,522
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities, Redstone Project, Series B, 8.125%, 11/15/2030	1,000,000	1,050,690
		5,941,952
South Carolina 2.7%
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, 7.375%, 12/15/2021	1,000,000	1,088,240
South Carolina, Transportation/Tolls Revenue, Series A, 5.375%, 10/1/2024	4,150,000	4,234,494
		5,322,734
South Dakota 1.0%
South Dakota, Hospital & Healthcare Revenue, Sioux Valley Hospital, Series E, 5.375%, 11/1/2024	2,000,000	1,933,440
Tennessee 1.1%
Johnson City, TN, Hospital & Healthcare Revenue, Health and Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	2,000,000	2,184,180
Texas 16.3%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,151,675
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	2,000,000	1,822,300
Crowley, TX, School District GO, 5.125%, 8/1/2025	5,000,000	4,918,800
Dallas-Fort Worth, TX, Airport Revenue, American Airlines Project: Series C, 6.15%, 5/1/2029	2,000,000	1,778,740
AMT, 6.375%, 5/1/2035	2,000,000	1,585,060
Houston, TX, Airport Revenue, Special Facilities, Continental Airlines, Inc.:
Series C, 5.7%, 7/15/2029	2,000,000	1,313,600
AMT, Series C, 6.125%, 7/15/2027	1,000,000	704,890
Houston, TX, Core City GO, Series A, 5.0%, 3/1/2016	3,000,000	3,014,970
Houston, TX, School District GO, Series A, 5.0%, 2/15/2024	2,000,000	1,953,960
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	1,000,000	770,300
San Antonio, TX, Electric Revenue, Series A, 5.0%, 2/1/2018	1,100,000	1,088,505
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	1,000,000	1,055,030
Texas, Electric Revenue, Lower Colorado River Authority, Series B, 6.0%, 5/15/2013	5,000,000	5,534,950
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit, Series A, 6.0%, 11/15/2012	3,860,000	4,196,438
		31,889,218
Utah 0.3%
Utah, Single Family Housing Revenue, Housing Finance Agency, Series B2, 6.65%, 7/1/2026	490,000	499,673
Virgin Islands 1.7%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.375%, 10/1/2019	3,000,000	3,249,360
Virginia 1.8%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Village, Inc., Series A, 7.25%, 10/1/2019	2,000,000	2,091,240
Virginia Beach, VA, Industrial Development Revenue, Beverly Inc., Project, 7.0%, 4/1/2010	1,410,000	1,416,077
		3,507,317
Washington 0.4%
Port Seattle, WA, Airport Revenue, Northwest Airlines Project, 7.25%, 4/1/2030	1,000,000	794,520
West Virginia 1.1%
West Virginia, Hospital & Healthcare Revenue, Charleston Area Medical Center, Series A, 6.75%, 9/1/2022	2,000,000	2,174,600
Wisconsin 1.5%
Wisconsin, Hospital and Healthcare Revenue, Memorial Hospital Oconomowoco Project, Prerefunded, 6.35%, 7/1/2017 (b)	600,000	660,006
Wisconsin, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	1,000,000	927,670
Series B, 5.625%, 2/15/2020	1,000,000	939,120
Wisconsin, Single Family Housing Revenue, AMT, Series F, 6.2%, 3/1/2027	440,000	455,730
		2,982,526
Total Long-Term Municipal Investments (Cost $184,927,471)		192,947,221

Short-Term Municipal Investments* 1.6%
Illinois 0.8%
Chicago, IL, Airport Revenue, O'Hare International Airport, American Airlines, Inc., Daily Demand Note, Series B, 3.25%, 12/1/2017	1,500,000	1,500,000
New Mexico 0.8%
Farmington, NM, Pollution Control Revenue, Public Service Co., Daily Demand Note, Series B, 3.3%, 9/1/2024	1,600,000	1,600,000
Total Short-Term Municipal Investments (Cost $3,100,000)		3,100,000
Total Investment Portfolio - 100.0% (Cost $188,027,471) (a)		196,047,221

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of November 30, 2001.
(a) The cost for federal income tax purposes was $188,027,471. At November 30, 2001, net unrealized appreciation for all securities based on tax cost was $8,019,750. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,538,858 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,519,108.
(b) Prerefunded: Bonds which are Prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bond in full at the earliest refunding date.
(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.
AMT: Alternative minimum tax
ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2001
Assets
Investments in securities, at value (cost $188,027,471)	$ 196,047,221
Cash	939,877
Receivable for investments sold	185,620
Interest receivable	3,261,787
Total assets	200,434,505
Liabilities
Payable for investments purchased	3,001,687
Dividends payable	9,780
Accrued management fee	102,017
Other accrued expenses and payables	97,874
Total liabilities	3,211,358
Net assets, at value	$ 197,223,147
Net Assets
Net assets consist of: Undistributed net investment income	539,739
Remarketed preferred shares, par value $.01 per share, unlimited number of shares authorized, 2,800 shares outstanding at $25,000 liquidation value per share	70,000,000
Net unrealized appreciation (depreciation) on investments	8,019,750
Accumulated net realized gain (loss)	(354,026)
Paid-in capital	119,017,684
Net assets, at value	$ 197,223,147
Net Asset Value
Net Asset Value, per share common shares ($127,223,147 / 10,751,929 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
(Net assets less remarketed preferred shares at liquidation value divided by common shares outstanding)
$ 11.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2001
Investment Income
Income: Interest	$ 12,503,641
Expenses: Management fee	1,184,882
Services to shareholders	38,395
Custodian fees	6,627
Auditing	67,341
Legal	13,866
Trustees' fees and expenses	22,044
Reports to shareholders	17,811
Remarketing fee	175,629
Other	80,051
Total expenses, before expense reductions	1,606,646
Expense reductions	(6,363)
Total expenses, after expense reductions	1,600,283
Net investment income	10,903,358
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	134,403
Net unrealized appreciation (depreciation) during the period on investments	4,151,932
Net gain (loss) on investment transactions	4,286,335
Net increase (decrease) in net assets resulting from operations	$ 15,189,693

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2001	2000
Operations: Net investment income	$ 10,903,358	$ 10,872,519
Net realized gain (loss) on investment transactions	134,403	(374,722)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,151,932	1,799,954
Net increase (decrease) in net assets resulting from operations	15,189,693	12,297,751
Distributions to shareholders from: Net investment income: Common shares	(8,059,986)	(8,056,860)
Remarketed preferred shares	(2,168,121)	(2,946,311)
Distributions to shareholders from: Net realized gains: Common shares	-	(644,549)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	111,942	-
Net increase (decrease) in net assets from Fund share transactions	111,942	-
Increase (decrease) in net assets	5,073,528	650,031
Net assets at beginning of period	192,149,619	191,499,588
Net assets at end of period (including undistributed net investment income of $539,739 at November 30, 2001)	$ 197,223,147	$ 192,149,619
Other Information
Shares outstanding at beginning of period	10,742,480	10,742,480
Shares issued to common shareholders in reinvestment of distributions	9,449	-
Shares outstanding at end of period	10,751,929	10,742,480

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.37	$ 11.31	$ 12.24	$ 12.29	$ 12.14
Income from investment operations: Net investment income	1.01[a]	1.01[a]	.78[a]	.77	.80
Net realized and unrealized gain (loss) on investment transactions	.40	.13	(.83)	(.05)	.17
Total from investment operations	1.41	1.14	(.05)	.72	.97
Less distributions from: Net investment income to common shareholders	(.75)	(.75)	(.75)	(.77)	(.82)
Net investment income to preferred shareholders (common share equivalent)	(.20)	(.27)	(.05)	-	-
Net realized gains on investment transactions (common shares)	-	(.06)	(.01)	-	-
Total distributions	(.95)	(1.08)	(.81)	(.77)	(.82)
Dilution resulting from remarketed preferred shares[b]	-	-	(.07)	-	-
Net asset value, end of period	$ 11.83	$ 11.37	$ 11.31	$ 12.24	$ 12.29
Market value, end of period	$ 12.01	$ 10.51	$ 10.31	$ 12.81	$ 13.06
Total Return
Based on net asset value (%)[c]	10.98	8.63	(1.35)	5.99	8.28
Based on market value (%)[c]	21.78	10.13	(14.08)	4.36	12.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) net of remarketed preferred shares	127	122	122	131	131
Ratio of expenses before expense reductions (%) (excluding preferred shares)	1.26	1.50	1.12	.77	.76
Ratio of expenses after expense reductions (%) (excluding preferred shares)	1.26	1.49	1.11	.77	.76
Ratio of expenses before expense reductions (%) (including preferred shares)[b]	.81	.95	1.01	-	-
Ratio of expenses after expense reductions (%) (including preferred shares)[b]	.81	.94	1.00	-	-

Years Ended November 30,	2001	2000	1999	1998	1997
Ratio of net investment income (loss) (%) (excluding preferred shares)[b]	8.55	9.07	6.55	6.29	6.82
Ratio of net investment income (loss) (%) (including preferred shares)[b]	5.52	5.73	5.91	-	-
Portfolio turnover rate (%)	15	33	24	22	13
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	70	70	70	-	-
Asset coverage per share ($)	70,400	69,000	68,000	-	-
Liquidation and market value per share ($)	25,000	25,000	25,000	-	-

a Based on average shares outstanding during the period.
b On September 29, 1999, the Fund issued 2,800 remarketed preferred shares.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Municipal Income Trust (the ``Fund''), formerly Kemper Strategic Municipal Income Trust, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that most fairly reflects fair value, as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $260,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Preferred Shares. The Fund has issued and outstanding 2,800 Series T municipal auction rate cumulative preferred shares, each at a liquidation value of $25,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every 7 days. The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended November 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $18,704,495 and $19,089,478, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of average weekly net assets, computed and accrued daily and payable monthly.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory approval and satisfaction of other conditions, in the first half of 2002.

Service Provider Fees. Scudder Investments Service Company, (``SISC''), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Fund. The amount charged to the Fund by SISC aggregated $24,000, of which $6,461 is unpaid at November 30, 2001.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2001, the Fund's custodian and transfer agent fees were reduced by $4,948 and $1,415, respectively, under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of
Scudder Strategic Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Strategic Municipal Income Trust, (the "Fund"), formerly Kemper Strategic Municipal Income Trust, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Municipal Income Trust, at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 3, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended November 30, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Municipal Income Trust, formerly Kemper Strategic Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph D for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, N.A. (``UMB'') as their agent and as agent for the fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (``Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-7194
1-800-294-4366

E. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

F. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

G. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

H. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraph L hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

I. Transfer of Shares held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

J. Shares not held in shareholder's name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

K. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

L. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph K hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

M. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

N. Amendment of the Plan

Effective April 1, 2002, the Board of Trustees of the Fund has amended the Fund's Plan and, in connection with that amendment, has approved the appointment of UBS PaineWebber (``UBS") as Plan Agent, replacing UMB. As part of the amendments, a voluntary cash purchase option has been added to the Plan. A participant will be able to make voluntary cash contributions to their account by sending a check or money order to Scudder Investments Service Company, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Scudder Investments Service Company will inform UBS of the total funds available for the purchase of shares and UBS will use the funds to purchase additional shares for the participant's account the earlier of: (a) when it next purchases shares as a result of a distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Participants in the Plan have been notified of these amendments. No action is required on the part of participants with respect to their status in the Plan.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Strategic Municipal Income Trust (the "fund") was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, MA 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect twelve Trustees to the Board of Trustees (effective July 1, 2001), with ten Trustees to be elected by the holders of Preferred and Common Shares voting together and two Trustees to be elected by the holders of the Preferred Shares only:

	Number of Votes:
Trustees	For	Withheld
John W. Ballantine	9,270,289	89,012
Lewis A. Burnham	9,253,336	105,965
Mark S. Casady	9,270,289	89,012
Linda C. Coughlin	9,270,736	88,565
Donald L. Dunaway	9,270,289	89,012
James R. Edgar	9,263,004	96,297
Robert B. Hoffman	9,270,642	88,659
Shirley D. Peterson	9,267,626	91,675
Fred B. Renwick	9,253,502	105,799
William P. Sommers	9,245,836	113,465
William F. Glavin	2,668	0
John G. Weithers	2,668	0

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
9,275,777	33,603	49,921

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady*
Trustee and President
Linda C. Coughlin*
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.*
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Philip J. Collora*
Vice President and
Assistant Secretary
Philip G. Condon*
Vice President
Kathryn L. Quirk*
Vice President
Linda J. Wondrack*
Vice President
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
John Millette*
Secretary
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048